Exhibit 3-H


                          PENNSYLVANIA ELECTRIC COMPANY

                                     BY-LAWS

                                   __________


                                     OFFICES

       1. The principal office of the corporation shall be located at 1001 Broad Street in the City of Johnstown, Cambria County, Pennsylvania. The corporation may also have offices at such other places, either within or without the Commonwealth of Pennsylvania, as the Board of Directors may from time to time designate or the business of the corporation may require.

                                      SEAL

       2. The corporate seal shall have inscribed thereon the name of the corporation, enclosed in a circle and the words "Corporate Seal" within the space thus enclosed. The corporate seal may be affixed to any certificates of stock, bonds, debentures, notes or other engraved, lithographed or printed instruments, by engraving, lithographing or printing thereon such seal or a facsimile thereof, and such seal or facsimile thereof so engraved, lithographed or printed thereon shall have the same force and effect, for all purposes, as if such corporate seal had been affixed thereto by indentation.

                             SHAREHOLDERS' MEETINGS

       3. All meetings of the shareholders shall be held at the principal office of the corporation or at such other place as shall be stated in the notice of the meeting. All meetings of the shareholders shall be presided over by the President or, in the event of his absence or disability, by any Vice President, except when by statute, the Articles of Incorporation or any amendment thereof, the election of a presiding officer by the shareholders present at the meeting is required.

       4. The annual meeting of shareholders shall be held on the third Thursday in March of each year, if not a legal holiday, and if a legal holiday, then on the next business day following, at two o'clock (Standard Time or Daylight Saving Time, whichever is in effect at the time) in the afternoon. At the annual meeting the shareholders shall elect a Board of Directors of the corporation and transact such other business as may properly be brought before the meeting. Notice of the time and place thereof shall be given by mail at least ten (10) days prior to the meeting, to each shareholder of record entitled to vote thereat, at his address as the same shall appear on the books of the corporation.

       5. Except as otherwise provided by law or the Articles of Incorporation or any amendment thereto: (a) the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the vote which the shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter; and (b) if however, the


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 holders of the number  of shares requisite to constitute a quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or by proxy, shall have power, by a majority vote of those present, to adjourn the meeting from time to time without notice other than announcement at the meeting, until the holders of the number of shares requisite to constitute a quorum shall be present in
 person  or by proxy.   At  any adjourned  meeting at which  a quorum  shall be
 present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

       6. At all meetings of the shareholders each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument executed in writing by such shareholder, or by his duly appointed attorney, but no proxy dated more than eleven (11) months prior to any meeting or election shall confer the right to vote thereat. Each holder of record of stock having voting power shall be entitled to one vote for each share of stock standing in the name of such holder on the stock transfer books of the corporation, except as otherwise provided by law or the Articles of Incorporation or any amendment thereto. The vote for directors, and upon the demand of any shareholder or duly authorized proxy, the vote upon any question before the meeting, shall be by ballot. All elections shall be determined by a plurality vote, except when by statute or the Articles of Incorporation or any amendment thereto a larger vote of the shareholders shall be required. Any action which may be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the corporation.

       7. Nothing herein contained shall be construed to enlarge, limit or impair the voting rights of the holders of the Preferred Stock of the corporation, as set forth in the Articles of Incorporation of the corporation as the same now exist or may hereafter be amended.

       8. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation or any amendment thereto, may be called by the President, or by a majority of the Board of Directors or by a majority of the Executive Committee, and shall be called by the President or the Secretary at the request in writing of one or more shareholders who, by statute or the Articles of Incorporation or any amendment thereto are entitled to call such meeting, upon at least ten (10) days' written or printed notice to each shareholder of record entitled to vote thereat, stating the place, day and hour of such meeting and the business proposed to be transacted thereat. No business shall be transacted at any such meeting except with respect to matters specified in the notice, provided however, that if all the shareholders of the corporation entitled to vote shall be present in person or by proxy any business pertaining to the affairs of the corporation may be transacted.

                                    DIRECTORS

       9. The business and affairs of the corporation shall be managed by its Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such


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 powers of the corporation and do all such lawful acts and things as are not by statute or  by the Articles  of Incorporation or  any amendment thereto  or by
 these   By-Laws  directed  or  required  to  be   exercised  or  done  by  the
 shareholders.  The number of directors shall be eight (8).  Directors need not
 be  shareholders or  residents  of the  Commonwealth  of Pennsylvania.    Each
 director shall be elected to serve until the next annual meeting of shareholders and until his successor shall be elected and shall qualify. Any action which may be taken at a meeting of the directors may be taken without a meeting, if a consent or consents in writing setting forth the action so taken shall be signed by all of the directors and shall be filed with the Secretary of the corporation.

       10. A. Unless otherwise required by law, in the absence of fraud, no contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for such reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

       (1) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors and the Board authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

       (2) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

       (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors or the shareholders.

             B. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors which authorizes a contract or transaction specified in subsection A of this section.

             C. No director or officer shall be liable to account to the corporation for any profits realized by and from or through any such transaction or contract of the corporation authorized, ratified or approved as aforesaid by reason of the fact that he or any firm of which he is a member or employee, or any corporation of which he is a shareholder, director, officer or employee was interested in such transaction or contract.

                              MEETINGS OF THE BOARD

       11. At all meetings of the Board of Directors a majority of the directors in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or any amendment thereto or by these By-Laws.

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       12.   The first meeting of  the Board of  Directors held next after  the annual meeting of shareholders at which directors shall have been elected, shall be held for the purpose of organization, the election of officers and the transaction of any other business which may come before the meeting.

       13. Regular meetings of the Board of Directors shall be held without notice at such time and place as the Board of Directors may from time to time determine.

       14. Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President or, in the absence or disability of the Chairman of the Board and the President, by a Vice President, or by any two directors and may be held at the time and place designated in the call and notice of the meeting. The Secretary, or other officer performing his duties, shall give notice either personally or by telephone or by telegram at least twenty-four hours before the meeting or by mail, at least three (3) days before the meeting. Such notice may, but need not, specify the business to be transacted or the purpose of the meeting. Meetings may be held at any time and place without such notice if all the directors are present or if those not present waive notice in writing, either before or after the meeting.

       15. Any regular or special meeting may be adjourned to any other time at the same or any other place by a majority of the directors present at the meeting, whether or not a quorum shall be present at such meeting, and no notice of the adjourned meeting shall be required other than announcement at the meeting.

                            COMPENSATION OF DIRECTORS

       16. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; but nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of board committees may be allowed like compensation for attending committee meetings.

                                   COMMITTEES

       17. The Board of Directors may by vote of a majority of the whole Board create an Executive Committee consisting of three or more of their own number to hold office for such period as the Board shall determine. The
 Chairman of the Board and the President shall each be a member of the Executive Committee, and the Chairman of the Board shall be Chairman thereof and the remaining members shall be elected by a majority vote of the whole Board of Directors. The Board of Directors by a majority vote of the whole Board may fill any vacancies in the Executive Committee and may designate one or more alternate members who shall serve on the Executive Committee in the absence of any regular member or members of such committee.

       Such Executive Committee shall advise with and aid the officers of the corporation in all matters concerning its interest and the management of its business, and shall, between meetings of the Board of Directors, have all the power of the Board of Directors in the management of the business and affairs


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of the corporation, and shall have power to authorize the seal of the corporation to be affixed to all papers which may require it. The taking of any action by the Executive Committee shall be conclusive evidence that the Board of Directors was not in session at the time of such action. Any action which may be taken at a meeting of the Executive Committee may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the members of the Committee and shall be filed with the Secretary of the corporation.

       The Executive Committee  shall cause to be  kept regular minutes of  its proceedings, which may be transcribed in the regular minute book of the corporation, and all such proceedings shall be reported to the Board of Directors at its next succeeding meeting, and shall be subject to revision or alteration by the Board of Directors, provided that no rights of third persons shall be affected by such revision or alteration. A majority of the Executive Committee shall constitute a quorum at any meeting. The Executive Committee may, from time to time, subject to the approval of the Board of Directors, prescribe rules and regulations for the calling and conduct of meetings of the Committee, and other matters relating to its procedure and the exercise of its powers.
       From time to time the Board of Directors may appoint any other committee or committees consisting of one or more of their own number for any purpose or purposes, which committee or committees shall have such powers and such tenure of office as shall be specified in the resolution of appointment. The Board of Directors by a majority vote of the whole Board may fill any vacancies on any such committee or committees so appointed and may with respect to any such committee designate one or more alternate members who shall serve in the absence of any regular member or members on such committee. The chief executive officer of the corporation shall be a member ex officio of all such committees of the Board, unless the resolution appointing a particular committee specifically excludes such ex officio membership by the chief executive officer.

                                    OFFICERS

       18. The officers of the corporation shall be chosen by the Board of Directors and shall be a President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Comptroller, and one or more Assistant Comptrollers. The Board of Directors may at any regular or special meeting appoint from among their own number, a Chairman of the Board of Directors.

       19. The Board of Directors, at its first meeting after the election of Directors by the shareholders, shall choose a President from among their own number, and a Secretary, a Treasurer, a Comptroller, and such Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Comptrollers as it shall deem necessary, none of whom need be members of the Board of Directors. Such officers of the corporation shall hold office until the first meeting of the Board of Directors after the next succeeding annual meeting of shareholders and until their successors are chosen and qualified in their stead. The President may not occupy any other such office. Except as above set forth any two such offices may be occupied by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

       20.   The  Board of Directors may appoint such other officers and agents


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 as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

       21. The salary or other compensation of the officers, other than the assistant officers, shall be fixed by the Board of Directors. The salaries or other compensation of the assistant officers and all other employees shall, in the absence of any action by the Board, be fixed by the President or such other officers or executives as may be designated by the President.

       22. Any officers or agents elected or appointed by the Board of Directors may be removed at any time, with or without cause, by vote of the Board of Directors.

                              CHAIRMAN OF THE BOARD

       23. In the event that the Board of Directors shall appoint a Chairman of the Board of Directors as herein provided, he shall, unless otherwise directed by the Board of Directors, be the chief executive officer of the corporation, with authority, among other things, to sign in the name and on behalf of the corporation any and all contracts, agreements, and other instruments and documents pertaining to matters which arise in the normal conduct or ordinary course of business of the corporation, shall hold office until the next annual meeting of shareholders, shall preside at all meetings of the Board of Directors, and shall have and exercise such powers and perform such duties as may be assigned and conferred upon him by the Board of Directors.

                                    PRESIDENT

       24. The President, at the request or in the absence or disability of a Chairman of the Board of Directors functioning as the chief executive officer of the corporation, shall be the chief executive officer of the corporation. He shall, except as otherwise provided herein or by law, preside at all meetings of the Board of Directors, the Executive Committee and the shareholders. Subject to the control of the Board of Directors and any Chairman of the Board of Directors functioning as chief executive officer of the corporation, he shall have general supervision, direction and control of the business and affairs of the corporation. He shall have such powers and duties as are usually vested in the office of President of a corporation, and shall perform such other and further duties as may from time to time be assigned to him by the Board of Directors. He may sign in the name and on behalf of the corporation any and all contracts, agreements and other instruments and documents pertaining to matters which arise in the normal conduct or ordinary course of business of the corporation.

                       VICE PRESIDENT AND VICE PRESIDENTS

       25. If there be one Vice President he shall, at the request or in the absence or disability of the President, have supervision, direction and control of the business of the corporation and exercise the duties and functions of the President. He shall also have such powers and perform such other duties as may be prescribed from time to time by law, the Articles of Incorporation or any amendment thereof, the By-Laws, the Board of Directors or the President. If there be more than one Vice President, the Board of Directors shall assign to each of them the general scope of their respective duties, subject to detailed


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 specification  thereof made from time to time  by the President, and the Board shall designate which Vice President shall exercise the duties and functions of the President during his absence or disability, and the Board may designate such Vice President as the Executive Vice President. Any Vice President may sign in the name and on behalf of the corporation contracts, agreements or other instruments, and documents pertaining to matters which arise in the normal conduct or ordinary course of business of the corporation, except in cases where the signing thereof shall be expressly and exclusively delegated by the Board of Directors or the Executive Committee to some other officer or agent of the corporation.


                    SECRETARY AND ASSISTANT SECRETARIES

       26. The Secretary shall attend all meetings of the Board of Directors, the Executive Committee, and the shareholders, and shall record all votes and the minutes of all proceedings in a book or books to be kept by him for that purpose, and shall perform like duties for other board committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders, the Board of Directors and the Executive Committee, and shall perform such other duties as may be prescribed by the Board of Directors or President. He shall be sworn to the faithful discharge of his duty. Any records kept by him shall be the property of the corporation and shall be restored to the corporation in case of his death, resignation, retirement or removal from office. He shall be the custodian of the seal of the corporation and, when authorized by the Board of Directors or by the President or a Vice President, shall affix the seal to all instruments requiring it and shall attest the same and/or the execution of such instruments as required. He shall have control of the stock ledger, stock certificate book and other formal records and documents relating to the corporate affairs of the corporation.

       The Assistant Secretary or Assistant Secretaries shall assist the Secretary in the performance of his duties, and shall exercise and perform his powers and duties in his absence or disability, and shall also exercise such powers and duties as may be conferred or required by the Board of Directors, or by the President.

                       TREASURER AND ASSISTANT TREASURERS

       27. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

       He shall disburse the funds of the corporation in such manner as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and directors at the regular meetings of the Board of Directors, or whenever they may require it, a report of cash receipts and disbursements and an account of all his transactions as Treasurer.

       He shall give the corporation a bond, if required by the Board of Directors, in such sum and with such sureties as may be satisfactory to the Board of Directors, for the faithful performance of the duties of his office,


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 and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control
 belonging to the corporation.   He shall perform all duties generally incident
 to the office of the Treasurer, and shall have other powers and duties as from time to time may be prescribed by law, by the By-Laws, or by the Board of Directors.

             The Assistant Treasurer or Assistant Treasurers shall assist the Treasurer in the performance of his duties, and shall exercise and perform his powers and duties in his absence or disability and shall also exercise and perform such duties as may be conferred or required by the Board of Directors, or by the President.


                          COMPTROLLER AND ASSISTANT COMPTROLLERS

       28. The Comptroller of the corporation shall have full control of all the books of account of the corporation and keep a true and accurate record of all property owned by it, of its debts and its revenues and expenses and shall keep all accounting records of the corporation, other than the records of receipts and disbursements and those relating to the deposit or custody of money and securities of the corporation which shall be kept by the Treasurer, and shall also make reports to the President and directors (at the regular meetings of the Board of Directors or whenever they may require them) and others of or relating to the financial condition of the corporation.

       The Assistant Comptroller or Assistant Comptrollers shall assist the Comptroller in the performance of his duties and shall exercise and perform his powers and duties in his absence or disability and shall also exercise such powers and perform such duties as may be conferred or required by the Board of Directors, or by the President.


                                 VACANCIES

       29. If the office of any director becomes vacant, for any reason, including vacancies resulting from an increase in the number of directors, the directors then in office, although less than a quorum, by a majority vote, may fill such vacancy and each person so selected shall hold office for the unexpired term in respect of which such vacancy occurred; provided, however, that in case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of Preferred Stock, as a class pursuant to the Articles of Incorporation of the corporation as the same now exist or may hereafter be amended, the remaining directors elected by the holders of the shares of Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Likewise in case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of Common Stock pursuant to the terms of Paragraph 10 of Article 6th of the Articles of Incorporation or any amendment thereto of the corporation, the remaining directors elected by the holders of the shares of Common Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant.

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       If the office of any officer of the corporation shall  become vacant for any reason, the Board of Directors may choose a successor or successors who shall hold office for the unexpired term in respect of which such vacancy occurred.


                               RESIGNATIONS

       30. Any officer or any director of the corporation may resign at any time, such resignation to be made in writing and to take effect from the time of its receipt by the corporation, unless some time be fixed in the resignation, and then from that time.


                    DUTIES OF OFFICERS MAY BE DELEGATED

       31. In case of the absence of any officer of the corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer.


                 INDEMNIFICATION OF DIRECTORS AND OFFICERS

       32. (a) A director shall not be personally liable for monetary damages as such for any action taken, or any failure to take any action, on or after January 27, 1987 unless the director has breached or failed to perform the duties of his office under Section 1721 of the Pennsylvania Business Corporation Law and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provisions of this subsection (a) shall not apply to the responsibility or liability of a director pursuant to any criminal statute, or the liability of a director for the payment of taxes pursuant to local, State or Federal law.

             (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the corporation or otherwise, by reason of the fact that he was a director, officer or employee of the corporation (and may indemnify any person who was an agent of the corporation), or a person serving at the request of the corporation as a director, officer, partner, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise to the fullest extent permitted by law, including without limitation indemnification against expenses (including attorneys' fees and disbursements), damages, punitive damages, judgements, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding unless the act or failure to act giving rise to the claim for indemnification is finally determined by a court to have constituted willful misconduct or recklessness.

             (c) The corporation shall pay the expenses (including attorneys' fees and disbursements) actually and reasonably incurred in defending a civil or criminal action, suit or proceeding on behalf of any person entitled to indemnification under subsection (b) in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation, and may pay such expenses in advance on behalf



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 of any agent on  receipt of a similar  undertaking.  The financial ability  of such person to make such repayment shall not be a prerequisite to the making of an advance.

             (d) For purposes of this Section: (i) the corporation shall be deemed to have requested an officer, director, employee or agent to serve as fiduciary with respect to an employee benefit plan where the performance by such person of duties to the corporation also imposes duties on, or otherwise involves services by, such person as a fiduciary with respect to the plan;
 (ii) excise taxes assessed with respect to any transaction with an employee benefit plan shall be deemed "fines"; and (iii) action taken or omitted by such person with respect to an employee benefit plan in the performance of duties for a purpose reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

             (e) To further effect, satisfy or secure the indemnification obligations provided herein or otherwise, the corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the corporation, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate.

             (f) All rights of indemnification under this Section shall be deemed a contract between the corporation and the person entitled to indemnification under this Section pursuant to which the corporation and each such person intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not limit, but may expand, any rights or obligations in respect of any proceeding whether commenced prior to or after such change to the extent such proceeding pertains to actions or failures to act occurring prior to such change.

             (g) The indemnification, as authorized by this Section, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in any official capacity and as to action in any other capacity while holding such office. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall continue as to a person who has ceased to be an officer, director, employee or agent in respect of matters arising prior to such time and shall inure to the benefit of the heirs, executors and administrators of such person.

                           STOCK OF OTHER CORPORATIONS

       33. The Board of Directors shall have the right to authorize any officer or other person on behalf of the corporation to attend, act and vote at meetings of the stockholders of any corporation in which the corporation shall hold or own stock, and to exercise thereat any and all the rights and powers incident to the ownership of such stock and to execute waivers of notice of such meetings and calls therefor; and authority may be given to exercise the same either on one or more designated occasions, or generally on all occasions until revoked by the

 Board of Directors.   In the event that the  Board of Directors shall  fail to
 give such authority, such authority may be exercised by the President in person or by proxy appointed by him on behalf of the corporation.


                           CERTIFICATES OF STOCK

       34.   (a)   Shares  of   the   corporation  shall   be  represented   by
 certificates or, except as limited by law, uncertificated shares.

             (b) The certificates of stock of the corporation shall be numbered and shall be entered in the books of the corporation as they are issued. They shall be in a form approved by the Board of Directors. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and the Treasurer or an Assistant Treasurer and the seal of the corporation shall be affixed thereto. Such certificates may, in addition to the foregoing, be signed by a transfer agent or by a registrar, who shall have been duly appointed for the purpose by the Board of Directors. When such certificates are signed by a transfer agent or by a registrar, the signature of the President, Vice President, Treasurer and Assistant Treasurer upon any such certificates may be affixed by engraving, lithographing or printing thereon a facsimile of such signature, in lieu of actual signature, and such facsimile signature so engraved, lithographed or printed thereon shall have the same force and effect, as if such officer had actually signed the same. In case any officer who has signed, or whose facsimile signature has been affixed to, any such certificate shall cease to be such officer before such certificate shall have been issued by the corporation, such certificate may nevertheless be issued, and delivered as though the person who signed such certificate, or whose facsimile signature has been affixed thereto, had not ceased to be such officer of the corporation at the date of the issue.

             (c) Uncertificated shares may be issued upon initial issuance of shares or upon transfer of certificated shares after surrender thereof to the corporation. Within a reasonable time after issuance or transfer of uncertificated shares, the corporation shall send to the registered owner the information required to be set forth on the face of the certificate by Section 34 (b) above.

                               TRANSFERS OF STOCK

       35. Transfers of stock shall be made on the books of the corporation, only by the person named in the certificate or by attorney, lawfully constituted in writing, and upon surrender of the certificate therefor.


                            FIXING RECORD DATE

       36. Unless otherwise restricted by law or the Articles of Incorporation or any amendment thereto, the Board of Directors may fix a time, not more than fifty days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of, or to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of shares. In such case, only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any record date fixed, as aforesaid. Unless a record date is fixed by the Board of Directors for the determination of shareholders entitled to receive notice of, or vote at, a shareholders' meeting, transferees of shares which are transferred on the books of the corporation within ten days next preceding the date of such meeting shall not be entitled to notice of or to vote at such meeting.


                          REGISTERED SHAREHOLDERS

       37. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly otherwise provided by the statutes of the Commonwealth of Pennsylvania.


                                     LOST CERTIFICATES

       38. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed; provided, however, that the Board of Directors may require, as a condition to the issuance of a new certificate, a bond of indemnity in such form and amount and with such surety or sureties, or without surety, as the Board of Directors shall determine to be sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or the issuance of any such new certificate, and may also require the advertisement of such loss in such manner as the Board of Directors may prescribe.


                            INSPECTION OF BOOKS

       39. The Board of Directors shall have power to determine whether and to what extent, and at what time and places and under what conditions and regulations, the accounts and books of the corporation (other than the books required by statute to be open to the inspection of shareholders), or any of them, shall be open to the inspection of shareholders, and no shareholders shall have any right to inspect any account or book or document of the corporation, except as such right may be conferred by the statutes of the Commonwealth of Pennsylvania or by resolution of the Board of Directors or of the shareholders.


          CHECKS, BONDS, DEBENTURES, NOTES AND OTHER INSTRUMENTS

       40. All checks of the corporation shall be signed by such person or persons (who may but need not be an officer or officers of the corporation) as the Board of Directors may from time to time designate, either directly or through such officers of the corporation as shall, by resolution of the Board of Directors, be authorized to designate such person or persons. If authorized by the Board of Directors, the signatures of such persons, or any of them, upon any checks for the payment of money may be made by engraving, lithographing or printing thereon a facsimile of such signatures, in lieu of actual signatures, and such facsimile signatures so engraved, lithographed or printed thereon shall have the same force and effect as if such persons had actually signed the same.

       All bonds, debentures, notes and other instruments which are to have a seal shall be signed on behalf of the corporation by the President or Vice President, and the seal of the corporation, or a facsimile thereof if so authorized by the Board of Directors, shall be impressed thereon or affixed thereto by engraving, lithographing or printing and attested by the signature of the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. When such bonds, debentures, notes or other instruments are authenticated by the signature of an officer of or other authorized signer for an indenture trustee, the signature thereon of the President or Vice President and/or the signature thereon of the Secretary or Assistant Secretary or the Treasurer or Assistant Treasurer may, if so authorized by the Board of Directors, be affixed by engraving, lithographing, or printing thereon a facsimile of such one or more signatures, in lieu of actual signatures, and such facsimile signatures so engraved, lithographed or printed thereon shall have the same force and effect as if they were the actual signatures of and were manually signed by such officers. In case any officer who has signed, or whose facsimile signature has been affixed to, any such bonds, debentures, notes or other instruments shall cease to be such officer before such bonds, debentures, notes or other instruments shall have been delivered by the corporation, such bonds, debentures, notes or other instruments may nevertheless be issued and delivered as though the person who signed, or whose facsimile signature has been affixed to, the same had not ceased to be such officer of the corporation.


                          RECEIPT FOR SECURITIES

       41. All receipts for stocks, bonds or other securities received by the corporation shall be signed by the Treasurer or an Assistant Treasurer, or by such other person or persons as the Board of Directors or Executive Committee shall designate.


                                FISCAL YEAR

       42.   The fiscal year shall begin the first day of January in each year.


                                 DIVIDENDS

       43. Dividends upon the capital stock of the corporation may be declared by the Board of Directors at any regular or special meeting, out of surplus of the corporation legally available for such purpose.

       The Board of Directors shall have power to fix and determine, and from time to time to vary, the amount to be reserved as working capital; to determine whether any, and if any, what part of any, surplus shall be declared and paid as dividends, to determine the date or dates for the declaration or payment of dividends; and to direct and determine the use and disposition of any surplus. Before payment of any dividend or making any distribution of surplus there may be set aside out of the surplus of the corporation such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation.




       44.   Reserved


                                  NOTICES

       45. Whenever under the provisions of law or the Articles of Incorporation or any amendment thereto or these By-Laws notice is required to be given to any director, officer or shareholder, it shall be sufficient if given to such person either personally or by sending a copy thereof through the mail or by telegram, charges prepaid, to the person's address appearing on the books of the corporation or supplied by such person to the corporation for the purpose of notice. If the notice is sent by mail or telegram, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with the telegraph office for transmission to such person.

       Whenever any written notice is required to be given under the provisions of law or the Articles of Incorporation or any amendment thereto or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                            JUDGES OF ELECTION

       46.   In  advance of  any  meeting of  the  shareholders, the  Board  of
 Directors may appoint judges of election, who need not, except as otherwise provided by statute, be shareholders, to act at such meeting or any adjournment thereof. If judges of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of judges shall be one or three. No person who is a candidate for office shall act as a judge. In case any person appointed as judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made at the meeting by the Board of Directors in advance of the convening of the meeting, or at the meeting by the chairman. The judge or judges so appointed shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. Judges of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there be three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all. On the request of the chairman of the meeting, or of any shareholder or proxy for a shareholder, the judge or judges shall make a report in writing of any challenge or question or matter determined by such judge or judges, and execute a certificate of any fact found. Any such report or certificate shall be prima facie evidence of the facts stated therein.


                  PARTICIPATION IN MEETINGS BY TELEPHONE

       47. At any meeting of the Board of Directors or the Executive Committee or any other committee designated by the Board of Directors, one or more directors may participate in such meeting, in lieu of attendance in person, by means of conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.

                  INAPPLICABILITY OF SECTION 910 OF THE

                  PENNSYLVANIA BUSINESS CORPORATION LAW

       48. Effective December 23, 1983, Section 910 of the Pennsylvania Business Corporation Law added by Pennsylvania Act No. 92 of 1983 (effective December 23, 1983) shall not be applicable to the corporation. This By-Law 48 shall remain effective until rescinded by amendment to the Articles of Incorporation.

                    PREVIOUS BY-LAWS REPEALED AND SUPERSEDED

       49. All presently existing By-Laws of the corporation are hereby repealed and superseded by these By-Laws; provided, however, that any actions taken or rights which have accrued under prior By-Laws shall be valid and enforceable.


                                AMENDMENTS

       50. These By-Laws may be added to, altered, amended or repealed by the shareholders at any annual or special meeting, or by the Board of Directors at any regular or special meeting; provided, however, that any By-Laws made by the Board of Directors may be altered or repealed by the shareholders.






                             **********************





       The  undersigned                                            Secretary of
 Pennsylvania Electric Company, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, hereby certifies that the foregoing is a true and complete copy of the By-Laws of said Pennsylvania Electric Company duly adopted and now in force.

       WITNESS my hand and seal of said corporation this day of








                                            ___________________________
                                                     SECRETARY





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